 EXHIBIT 99
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
 Chrysler Financial                                                                                       Distribution Date:  3/6/02
 DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 1 of 2
       Payment Determination Statement Number                                       12.00
       Distribution Date                                                           3/6/02

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
       -------------                                              -----------------------              -----------------
            Collections Period                                                     2/1/02                         2/28/02
            Accrual Period                                                         2/6/02                         3/5/02
            30/360 Days                                                                30
            Actual/360 Days                                                            28


                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                            $ AMOUNT
       ----------------------------                                    --------                            --------
       Pool Balance - Beginning of Period                                         107,867                1,365,986,087.15
       Collections of Installment Principal                                                                 33,495,691.99
       Collections Attributable to Full Payoffs                                                             13,862,843.65
       Principal Amount of Repurchases                                                                                  -
       Principal Amount of Gross Losses                                        18,119,268                    2,627,467.18
                                                                                                         ----------------
       Pool Balance - End of Period                                               106,306                1,316,000,084.33
                                                                                                         ================



       POOL STATISTICS                                                                                   END OF PERIOD
       ---------------                                                                                   ----------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                          1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                               0.67

       Ending O/C Amount                                                                                    79,997,321.07
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                        1.06

       CUMULATIVE NET LOSSES                                                 6,511,403.43                    7,589,136.98
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                          0.01
       Cumulative Recovery Ratio                                                                                     0.63
       60+ Days Delinquency Amount                                                                           5,549,956.89
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                       0.00

       Weighted Average APR                                                                                          0.07
       Weighted Average Remaining Term (months)                                                                     41.20
       Weighted Average Seasoning (months)                                                                          16.54





 Chrysler Financial                                                                                       Distribution Date:  3/6/02
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

 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                   PAGE 2 OF 2
       Cash Sources
            Collections of Installment Principal                                                            33,495,691.99
            Collections Attributable to Full Payoffs                                                        13,862,843.65
            Principal Amount of Repurchases                                                                             -
            Recoveries on Loss Accounts                                     11,607,864.24                    1,549,733.63
            Collections of Interest                                                                          6,982,942.93
            Investment Earnings                                                                                 54,789.75
            Reserve Account                                                                                  4,651,165.00
            Total Sources                                                                                   60,597,166.95
                                                                                                            -------------
                                                                                                            =============


       Cash Uses
            Servicer Fee                                                                                     1,138,321.74
            Note Interest                                                                                    5,246,112.94
            Reserve Fund                                                                                     4,651,165.00
            O/C Release to Seller                                                                            3,022,923.79
            Note Principal                                                                                  46,538,643.48
            Total Cash Uses                                                                                 60,597,166.95
                                                                                                            -------------
                                                                                                            =============


       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                                                 60,597,166.95
      --------------------------------------
       Investment Earnings in Trust Account                                                                    (54,789.75)
       Daily Collections Remitted                                                                          (54,658,368.51)
       Cash Reserve in Trust Account                                                                        (4,651,165.00)
       Servicer Fee (withheld)                                                                              (1,138,321.74)
       O/C Release to Seller                                                                                (3,022,923.79)
                                                                                                            -------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                             (2,928,401.84)
                                                                                                            =============



       O/C Release               (Prospectus pg S16)
       POOL BALANCE                                                      1,316,000,084.33
       -------------
       Yield Supplement O/C Amount                                         (28,497,205.93)
       Adjusted Pool Balance                                             1,287,502,878.40

       Total Securities                                                  1,236,002,763.26
                                                                         ----------------
                                                                         ================

       Adjusted O/C Amount                                                  51,500,115.14

       O/C Release Threshold                                                51,500,115.14

       O/C Release Period?       (A1 Notes Matured)          Yes

       O/C Release                                                           3,022,923.79

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


                                                   Beginning                  Ending              Principal          Principal per
                                                    Balance                  Balance               Payment            $1000 Face
                                                    -------             ------------------------------------------------------------
       NOTES & CERTIFICATES
       Class A-1  300,000,000.00  @   5.095%                  -                         -                   -                  -
       Class A-2  790,000,000.00  @   4.98%      512,075,406.74            465,536,763.26       46,538,643.48              58.91
       Class A-3  370,000,000.00  @   5.16%      370,000,000.00            370,000,000.00                   -                  -
       Class A-4  340,000,000.00  @   5.40%      340,000,000.00            340,000,000.00                   -                  -
       Certificates                               60,466,000.00             60,466,000.00                   -                  -
                                               ----------------          ----------------       -------------
           Total Securities                    1,282,541,406.74          1,236,002,763.26       46,538,643.48
                                               ================          ================       =============


                                                      Interest               Interest per
                                                      Payment                 $1000 Face           Original
                                                      -------               --------------
       NOTES & CERTIFICATES
       Class A-1  300,000,000.00  @   5.095%                  -                         -       300,000,000.00
       Class A-2  790,000,000.00  @   4.98%        2,125,112.94                      2.69       790,000,000.00
       Class A-3  370,000,000.00  @   5.16%        1,591,000.00                      4.30       370,000,000.00
       Class A-4  340,000,000.00  @   5.40%        1,530,000.00                      4.50       340,000,000.00
       Certificates                                           -                                  60,466,000.00
                                                   ------------                               ----------------
           Total Securities                        5,246,112.94                               1,660,466,000.00
                                                   ============                               ================

 Class A-1 Interest is computed on an Actual/360 Basis. Days in current period  28
                                                                               ----
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